FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2020
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

NOTE 17 — FINANCIAL INSTRUMENTS

a) General considerations - Gerdau S.A. and its subsidiaries enter into transactions with financial instruments whose risks are managed by means of strategies and exposure limit controls. All financial instruments are recorded in the accounting books and presented as short-term investments, loans and financing, debentures, related-party transactions, fair value of derivatives, obligations with FIDC, other current assets, other non-current assets, other current liabilities and other non-current liabilities.

The Company uses derivative and non-derivative instruments as hedges for certain transactions and applies the hedge accounting methodology for some of these transactions. These operations are intended to protect the Company against changes in the exchange rates of loans denominated in foreign currency and fluctuations in interest rates. These transactions are carried out considering direct active or passive exposures, without leverage.

b) Market value — the market value of the aforementioned financial instruments is as follows:

	2020		2019
	Book	Fair	Book	Fair
	value	value	value	value
Assets
Short-term investments	3,041,143	3,041,143	3,652,949	3,652,949
Related parties	134,354	134,354	95,445	95,445
Fair value of derivatives	-	-	2,846	2,846
Other current assets	591,523	591,523	618,769	618,769
Other non-current assets	590,864	590,864	464,169	464,169
Liabilities
Loans and Financing	14,612,934	17,014,948	13,138,823	14,288,142
Debentures	2,902,417	2,775,619	2,911,044	2,864,950
Related parties	22,855	22,855	-	-
Fair value of derivatives	971	971	-	-
Obligations with FIDC	987,406	987,406	1,018,501	1,018,501
Other current liabilities	797,082	797,082	666,858	666,858
Other non-current liabilities	514,886	514,886	449,375	449,375

The fair values of Loans and Financing and Debentures are based on market premises, which may take into consideration discounted cash flows using equivalent market rates and credit rating. All other financial instruments, which are recognized in the Consolidated Financial Statements at their carrying amount, are substantially similar to those that would be obtained if they were traded in the market. However, because there is no active market for these instruments, differences could exist if they were settled in advance. The fair value hierarchy of the financial instruments above are presented in Note 17.g.

c) Risk factors that could affect the Company’s and its subsidiaries’ businesses:

Price risk of commodities: this risk is related to the possibility of changes in prices of the products sold by the Company or in prices of raw materials and other inputs used in the productive process. Since the Company operates in a commodity market, net sales and cost of sales may be affected by changes in the international prices of their products or materials. In order to minimize this risk, the Company constantly monitors the price variations in the domestic and international markets.

Interest rate risk: this risk arises from the possibility of losses (or gains) due to fluctuations in interest rates applied to the Company’s financial liabilities or assets and future cash flows and income. The Company evaluates its exposure to these risks: (i) comparing financial assets and liabilities denominated at fixed and floating interest rates and (ii) monitoring the variations of interest rates like Libor and CDI. Accordingly, the Company may enter into interest rate swaps in order to reduce this risk.

Exchange rate risk: this risk is related to the possibility of fluctuations in exchange rates affecting the amounts of financial assets or liabilities or of future cash flows and income. The Company assesses its exposure to the exchange rate by measuring the difference between the amount of its assets and liabilities in foreign currency. The Company understands that the accounts receivables originated from exports, its cash and cash equivalents denominated in foreign currencies and its investments abroad are more than equivalent to its liabilities denominated in foreign currency. Since the management of these exposures occurs at each operation level, if there is a mismatch between assets and liabilities denominated in foreign currency, the Company may employ derivative financial instruments in order to mitigate the effect of exchange rate fluctuations. Due to the current market condition, especially due to the pandemic caused by the COVID-19, the Brazilian Real has experienced a devaluation in relation to the quotation of other currencies, mainly the US Dollar. On December 31, 2020, the quotation of the US Dollar against the Brazilian Real was US$ 1.00 = R$ 5.1967 (R$  4.0307 on December 31, 2019), registering a devaluation of the Brazilian Real of approximately 22.44%.

Credit risk: this risk arises from the possibility of the Company not receiving amounts arising from sales to customers or investments made with financial institutions.  In order to minimize this risk, the Company adopt the procedure of analyzing in details of the financial position of their customers, establishing a credit limit and constantly monitoring their balances. Regarding short-term investments, the Company invests solely in financial institutions with low credit risk, as assessed by rating agencies. In addition, each financial institution has a maximum limit for investment, determined by the Company’s Credit Committee.

Capital management risk:  this risk comes from the Company’s choice in adopting a financing structure for its operations. The Company manages its capital structure, which consists of a ratio between the financial debts and its own capital (Equity) based on internal policies and benchmarks. The Key Performance Indicators (KPI) related to the “Capital Structure Management” objective are: WACC (Weighted Average Cost of Capital), Net Debt/EBITDA (Earnings before interest, income tax, depreciation and amortization), Coverage Ratio of Net Financial Expenses (EBITDA/Net Financial Expenses) and Debt/Total Capitalization Ratio. Interest for EBITDA purposes is formed by the net finance cost. Net Debt is formed by the principal of the debt reduced by cash, cash equivalents and short-term investments (notes 4, 15 and 16). Total Capitalization is formed by the Total Debt (composed of the principal of the debt) and the Equity (Note 24). The Company may change its capital structure, according to economic and financial conditions, in order to optimize its financial leverage and debt management. At the same time, the Company seeks to improve its ROCE (Return on Capital Employed) through the implementation of working capital management and an efficient program of investments in property, plant and equipment. In the long term, the Company seeks to remain within the parameters below, admitting occasional variations in the short term:

Net debt/EBITDA	From 1.0 to 1.5 times
Gross debt limit	R$ 12 billion
Average maturity	more than 6 years

However, changes that deteriorate the economic and business environment, or relevant changes in the economy or financial market that result in increased risk perception or reduced liquidity and refinancing capacity, including those arising from the pandemic caused by the COVID-19, if they are manifested in a greater intensity than anticipated in the scenarios contemplated by the Management, they can cause the Company to revise its projections. These key indicators are used to monitor objectives described above and may not necessarily be used as indicators for other purposes, such as impairment tests.

Liquidity risk: The Company’s management policy of indebtedness and cash on hand is based on using the committed lines and the currently available credit lines with or without a guarantee in export receivables for maintaining adequate levels of short, medium, and long-term liquidity. The maturity of long-term loans and financing, and debentures are presented in Notes 15 and 16, respectively.

	2020
Contractual obligations	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Trade accounts payable	5,437,953	5,437,953	-	-	-
Loans and financing	21,962,204	2,131,402	3,465,577	3,531,312	12,833,913
Debentures	3,077,960	66,145	2,174,184	32,604	805,027
Related parties	22,855	-	-	-	22,855
Obligations with FIDC	987,406	944,513	42,893	-	-
Other current liabilities	797,082	797,082	-	-	-
Other non-current liabilities	514,886	-	41,805	-	473,081
	32,800,346	9,377,095	5,724,459	3,563,916	14,134,876

	2019
Contractual obligations	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Trade accounts payable	3,762,768	3,762,768	-	-	-
Loans and financing	20,061,659	2,312,877	2,659,844	3,793,164	11,295,774
Debentures	3,457,033	152,928	1,764,003	686,732	853,370
Obligations with FIDC	1,018,501	-	-	-	1,018,501
Other current liabilities	666,858	666,858	-	-	-
Other non-current liabilities	449,375	-	20,079	-	429,296
	29,416,194	6,895,431	4,443,926	4,479,896	13,596,941

Sensitivity analysis:

The Company performed a sensitivity analysis, which can be summarized as follows:

Impacts on Statements of Income

Assumptions	Percentage of change	2020	2019
Foreign currency sensitivity analysis	5%	15,057	112,355
Interest rate sensitivity analysis	10 bps	85,147	70,891
Sensitivity analysis of changes in prices of products sold	1%	438,147	396,440
Sensitivity analysis of changes in raw material and commodity prices	1%	269,454	258,906
Sensitivity analysis of Swap of interest rate	50bps	-	408
Sensitivity analysis of NDF (Non Deliverable Forwards)	5%	3,703	-

Foreign currency sensitivity analysis:  As of December 31, 2020, the Company is mainly exposed to variations between the Real and the Dollar. The sensitivity analysis carried out by the Company considers the effects of a 5% increase or reduction between the Real and the Dollar in its non-hedged debt. In this analysis, if the Real appreciates against the Dollar, this would represent a gain of R$ 15,047 after the effects arising from the changes in the net investment hedge described in note 17.f - (R$ 112,355 as of December 31, 2019, respectively). If the Real depreciates against the Dollar this would represent an expense of the same value. Due to the net investment hedge, the variations are minimized when the exchange variation accounts, and income tax are analyzed.

The net amounts of trade accounts receivable and trade accounts payable denominated in foreign currency do not represent any relevant risk in the case of any fluctuation of exchange rates.

Interest rate sensitivity analysis: The interest rate sensitivity analysis made by the Company considers the effects of an increase or reduction of 10 basis point (bps) on the average interest rate applicable to the floating part of its debt. The calculated impact, considering this variation in the interest rate totals R$ 85,147 as of December 31, 2020 (R$ 70,891 as of December 31, 2019) and would impact the Financial expenses account in the Consolidated Statements of Income. The specific interest rates to which the Company is exposed are related to the loans, financing, and debentures presented in Notes 15 and 16, and are mainly comprised by Libor and CDI — Interbank Deposit Certificate.

Sensitivity analysis of changes in sales price of products and price of raw materials and other inputs used in production: The Company is exposed to changes in the price of its products. This exposure is associated with the fluctuation of the sale price of the Company’s products and the price of raw materials and other inputs used in the production process, mainly for operating in a commodity market. The sensitivity analysis made by the Company considers the effects of an increase or of a reduction of 1% on both prices. The impact measured considering this variation in the price of products sold, considering the revenues and costs of the year ended on December 31, 2020, totals R$ 438,147 (R$ 396,440 as of December 31, 2019) and the variation in the price of raw materials and other inputs totals R$ 269,454 as of December 31, 2020 (R$ 258,903 as of December 31, 2019). The impact in the price of products sold and raw materials would be recorded in the accounts Net Sales and Cost of Sales, respectively, in the Consolidated Statements of Income. The Company does not expect to be more vulnerable to a change in one or more specific product or raw material.

Sensitivity analysis of interest rate swaps: The Company has exposure to interest rate swaps for some of its loans and financing. The sensitivity analysis calculated by the Company considers the effects of either an increase or a decrease of 50 bps in the interest curve for Pre x DI operations. These variations represent an income or expense of R$ 0 (R$ 408 as of December 31, 2019). These effects would be recognized in the Consolidated Income Statement.

Sensitivity analysis of Currency forward contracts: The Company has exposure to dollar forward contracts for some of its assets and liabilities. The sensitivity analysis carried out by the Company considers the effects of an increase or decrease of 5% of the Dollar against the Argentine Peso, and its effects on the mark-to-market of these derivatives. An increase of 5% of the Dollar against the Argentine Peso represents gain of R$ 3,703 (R$ 0 on December 31, 2019), and a 5% reduction of the Dollar against the Argentine Peso represents an expense in the same amount. Dollar / Argentine Peso forward contracts were intended to hedge dollar and asset positions and the effects of mark-to-market on these contracts were recorded in the Consolidated Income Statement. Dollar forward contracts to which the Company is exposed are presented in note 17.e.

d) Financial Instruments per Category

Summary of the financial instruments per category:

		Financial asset at fair	Financial asset at fair
2020	Financial asset at	value through proft or	value through other
Assets	amortized cost	loss	comprehensive income	Total
Short-term investments	-	3,041,143	-	3,041,143
Related parties	134,354	-	-	134,354
Other current assets	591,523	-	-	591,523
Other non-current assets	530,864	60,000	-	590,864
Total	1,256,741	3,101,143	-	4,357,884
Financial income (expenses)	487,631	109,396	-	597,027

	Financial liability at fair
	value through profit or	Financial liability at
Liabilities	loss	amortized cost	Total
Loans and financing	-	14,612,934	14,612,934
Debentures	-	2,902,417	2,902,417
Related parties	-	22,855	22,855
Obligations with FIDC (current liabilities)	-	944,513	944,513
Other current liabilities	-	797,082	797,082
Obligations with FIDC (non-current liabilities)		42,893	42,893
Other non-current liabilities	-	514,886	514,886
Fair value of derivatives	971	-	971
Total	971	19,837,580	19,838,551
Financial income (expenses)	(1,632)	(2,294,102)	(2,295,734)

		Financial asset at fair	Financial asset at fair
2019	Financial asset at	value through proft or	value through other
Assets	amortized cost	loss	comprehensive income	Total
Short-term investments	-	3,652,949	-	3,652,949
Fair value of derivatives	-	-	2,846	2,846
Related parties	95,445	-	-	95,445
Other current assets	618,769	-	-	618,769
Other non-current assets	464,169	-	-	464,169
Total	1,178,383	3,652,949	2,846	4,834,178
Financial income (expenses)	279,843	92,759	-	372,602

	Financial liability at fair
	value through profit or	Financial liability at
Liabilities	loss	amortized cost	Total
Loans and financings	-	13,138,823	13,138,823
Debentures	-	2,911,044	2,911,044
Obligations with FIDC	-	1,018,501	1,018,501
Other current liabilities	-	666,858	666,858
Other non-current liabilities	-	449,375	449,375
Total	-	18,184,601	18,184,601
Financial income (expenses)	(20,636)	(1,861,180)	(1,881,816)

On December 31, 2020, the Company has derivative financial instruments such as interest rate and currency swaps. The other derivative financial instruments had their losses and/or realized and unrealized gains presented in the account gains (losses) with financial instruments, net in the Consolidated Statement of Income.

e) Operations with derivative financial instruments

Risk management objectives and strategies: In order to execute its strategy of sustainable growth, the Company implements risk management strategies in order to mitigate market risks.

The objective of derivative transactions is always related to mitigating market risks as stated in our policies and guidelines. The monitoring of the effects of these transactions is performed monthly by the Financial Risk Management Committee, which validates the mark to market of these transactions. All derivative financial instruments are recognized at fair value in the Consolidated Financial Statements of the Company.

Policy for use of derivatives: The Company is exposed to various market risks, including changes in exchange rates, commodities prices and interest rates. The Company uses derivatives and other financial instruments to reduce the impact of such risks on the fair value of its assets and liabilities or in future cash flows and income. The Company has established policies to evaluate the market risks and to approve the use of derivative transactions related to these risks. The Company enters into derivative financial instruments solely to manage the market risks mentioned above and never for speculative purposes. Derivative financial instruments are used only when they have a related position (asset or liability exposure) resulting from business operations, investments and financing.

Policy for determining fair value: the fair value of derivative financial instruments is determined using models and other valuation techniques, including future prices and market curves.

Derivative transactions may include: interest rate and/or currency swaps, currency futures contracts and currency options contracts.

Swap Contracts: The Company has contracted Pre x DI swap operation, through which it receives a fixed interest rate and pays a floating interest rate, both in local currency. The counterparties to these operations are always highly rated financial institutions with low credit risk.

Currency forward contracts: The Company contracted forward contract operations, through which it receives a fixed dollar amount and pays a fixed Argentine peso amount, both in local currency. Counterparties are always highly rated financial institutions with low credit risk.

The derivatives instruments can be summarized and categorized as follows:

		Notional value			Amount receivable		Amount payable
Contracts	Position	2020	2019		2020	2019	2020	2019
Swap of interest rate

Maturity in 2020	CDI 111.50%	-	R$	50.0 million	-	2,846	-	-

Swap of interest rate

Maturity in 2021	buyed in US$	US$ 9.9 milion		-	-	-	(971)	-

Total fair value of financial instruments					-	2,846	(971)	-

Fair value of derivatives	2020	2019
Current assets	-	2,846
	-	2,846
Fair value of derivatives
Current liabilities	971	-
	971	-

	2020	2019
Net Income
Gains on financial instruments	858	5,518
Losses on financial instruments	(1,632)	(20,636)
	(774)	(15,118)
Other comprehensive income
(Losses) Gains on financial instruments	(1,972)	3,502
	(1,972)	3,502

f) Net investment hedge

The Company designated as hedge of part of its net investments in subsidiaries abroad the operations of Ten/Thirty Years Bonds. As a consequence, the effect of exchange rate changes on debts in the amount of US$ 2.1 billion (designated as hedges) is recognized in the Statement of Comprehensive Income.

The Company demonstrated effectiveness of the hedge as of its designation dates and demonstrated the high effectiveness of the hedge from the contracting of each debt for the acquisition of these companies abroad, whose effects were measured and recognized directly in the Statement of Comprehensive Income as an unrealized loss, net of taxes,  in the amount R$ 2,504,914 and R$ 322,948 as of December 31, 2020 and December 31,2019, respectively.

The objective of the hedge is to protect, during the existence of the debt, the amount of part of the Company’s investment in the subsidiaries abroad mentioned above against positive and negative changes in the exchange rate. This objective is consistent with the Company’s risk management strategy. Prospective and retrospective tests demonstrated the effectiveness of these instruments.

g) Measurement of fair value:

IFRS defines fair value as the amount for which an asset could be exchanged, or a liability settled, between knowledgeable, willing parties in an arm’s length transaction. The standard also establishes a three-level hierarchy for the fair value, which prioritizes information when measuring the fair value by the Company, to maximize the use of observable information and minimize the use of non-observable information. This IFRS describes the three levels of information to be used to measure fair value:

Level 1 - quoted prices (unadjusted) in active markets for identical assets and liabilities.

Level 2 - Inputs other than quoted prices included in Level 1 available, where (unadjusted) quoted prices are for similar assets and liabilities in non-active markets, or other data that is available or may be corroborated by market data for substantially the full term of the asset or liability.

Level 3 - Inputs for the asset or liability that are not based on observable market data, because market activity is insignificant or does not exist.

As of December 31, 2020, the Company had some assets which the fair value measurement is required on a recurring basis. These assets include investments in private securities and derivative instruments.

Financial assets and liabilities of the Company, measured at fair value on a recurring basis and subject to disclosure requirements of IFRS 7 as of December 31, 2020 and December 31, 2019, are as follows:

	Fair Value Measurements at Reporting Date Using
			Quoted Prices in Non-Active
			Markets for Similar Assets
	Balance per financial statements		(Level 2)
	2020	2019	2020	2019

Current assets
Short-term investments	3,041,143	3,652,949	3,041,143	3,652,949
Fair value of derivatives	-	2,846	-	2,846
Other current assets	591,523	618,769	591,523	618,769

Non-current assets
Related parties	134,354	95,445	134,354	95,445
Other non-current assets	590,864	464,169	590,864	464,169
	4,357,884	4,834,178	4,357,884	4,834,178

Current liabilities
Short-term debt	1,424,043	1,544,211	1,424,043	1,544,211
Debentures	7,463	18,015	7,463	18,015
Fair value of derivatives	971	-	971	-
Obligations with FIDC	944,513	-	944,513	-
Other current liabilities	797,082	666,858	797,082	666,858

Non-current liabilities
Long-term debt	13,188,891	11,594,612	13,188,891	11,594,612
Debentures	2,894,954	2,893,029	2,894,954	2,893,029
Related parties	22,855	-	22,855	-
Obligations with FIDC	42,893	1,018,501	42,893	1,018,501
Other non-current liabilities	514,886	449,375	514,886	449,375
	19,838,551	18,184,601	19,838,551	18,184,601

h) Changes in liabilities from Cash flow from financing activities:

As required by IAS 7, the Company has summarized below the changes in the liabilities of cash flow from financing activities, from its Statement of Cash Flows:

		Cash transactions		Non cash transactions
				Interest expense on
				loans and Interest on
	Balances as of	Proceeds/(Repayment)	Interest paid on	loans with related	Exchange variation	Balances as of
	December 31, 2019	from financing activities	loans and financing	parties	and others	December 31, 2020
Related parties, net	(95,445)	(7,777)	-	(8,277)	-	(111,499)
Leasing payable	804,269	(247,914)	(61,727)	61,727	300,119	856,474
Debt, Debentures and Losses/Gains on financial instruments, net - Derivative instruments	16,047,021	(1,963,283)	(1,079,981)	1,022,460	3,490,105	17,516,322

		Cash transactions		Non cash transactions
				Interest expense on
				loans and Interest on
	Balances as of	Proceeds/(Repayment)	Interest paid on	loans with related	Exchange variation	Balances as of
	December 31, 2018	from financing activities	loans and financing	parties	and others	December 31, 2019
Related parties, net	(26,589)	(64,089)	-	(4,767)	-	(95,445)
Leasing payable	836,368	(161,824)	(83,620)	83,620	129,725	804,269
Debt, Debentures and Losses/Gains on financial instruments, net - Derivative instruments	14,878,542	700,490	(945,027)	938,120	474,896	16,047,021

		Cash transactions		Non cash transactions
					Exchange variation,
				Interest expense on	operations with
				loans and Interest on	subsidiaries and
	Balances as of	Proceeds/(Repayment)	Interest paid on	loans with related	associate company and	Balances as of
	January 01, 2018	from financing activities	loans and financing	parties	others	December 31, 2018
Related parties, net	(51,839)	25,755	-	(545)	40	(26,589)
Debt, Debentures and Losses/Gains on financial instruments, net - Derivative instruments	16,510,851	(3,439,644)	(1,162,364)	1,177,686	1,792,013	14,878,542